AMENDMENT NO. 4 TO THE
                      TRANSFER AND ADMINISTRATION AGREEMENT


         This AMENDMENT NO. 4, dated October 22, 1998 to the TRANSFER AND ADMINISTRATION AGREEMENT, dated October 23, 1997, (as amended, modified, supplemented, restated, or replaced from time to time, the "Agreement"), by and among METRIS FUNDING CO., a Delaware corporation, as transferor (in such capacity, the "Transferor"), DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking association ("DMCCB"), as collection agent (in such capacity, the "Collection Agent"), KITTY HAWK FUNDING CORPORATION, a Delaware corporation (the "Company"), and NATIONSBANK, N.A., a national banking association ("NationsBank"), as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor.

                             PRELIMINARY STATEMENTS

          WHEREAS, the parties hereto have entered into the Agreement whereby the Transferor may convey, transfer, and assign from time to time undivided interests in certain accounts receivable, and the Company may, and the Bank Investors, if requested, shall accept such conveyance, transfer and assignment of such undivided percentage interests, subject to the terms and conditions of the Agreement and

         WHEREAS, the parties to the Agreement desire to make certain amendments to the Agreement.

         NOW, THEREFORE, the parties hereby agree as follows::

                                   ARTICLE I

                                   DEFINITIONS

SECTION 1.1        Defined Terms

         As used in this Amendment, all capitalized terms not otherwise defined herein shall have the meanings assigned such terms in the Agreement.


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                                   ARTICLE II

                                 THE AMENDMENTS

SECTION 2.1       Amendment to Certain Defined Terms.

         The definition of "Commitment Termination Date" is to be amended as follows and the effective date of such amendment shall be October 22, 1998:
         The date October 22, 1998 in the definition "Commitment Termination Date" shall be replaced by October 21, 1999.

                                   ARTICLE III

                                  MISCELLANEOUS

SECTION 3.1       Representations and Warranties.

         The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Agreement.
         The Collection Agent hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set for in Section 3.3 of the Agreement

SECTION 3.2        Severability; Counterparts.

         This amendment to the Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this amendment to the Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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SECTION 3.3       Ratification.

         Except as expressly affected by the provisions hereof, the Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

SECTION 3.4       Captions.

         The captions in the Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


         THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK






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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment No. 4 to the Transfer and Administration Agreement as of the date first written above.


                                             KITTY HAWK FUNDING CORPORATION,
                                                     as Company
                                             By:/s/ Richard L. Taiano
                                                  Name: Richard L. Taiano
                                                  Title:Vice President

                                             METRIS FUNDING CO.,
                                                     as Transferor
                                             By: /s/ Paul Runice
                                                Name: Paul Runice
                                                Title:Vice President & Treasurer

                                             DIRECT MERCHANTS CREDIT CARD BANK,
                                             NATIONAL ASSOCIATION
                                                     as Collection Agent
                                             By:/s/ Paul Runice
                                                  Name: Paul Runice
                                                  Title: Treasurer & Cashier

                                             NATIONSBANK, N.A.
                                                     as a Bank Investor
                                             By: /s/ Robert R. Wood
                                                  Name: Robert R. Wood
                                                  Title: Vice President

                                             NATIONSBANK, N.A.
                                                     as Agent
                                             By:/s/ Robert R. Wood
                                                  Name: Robert R. Wood
                                                  Title: Vice President